                                                                    EXHIBIT 99.2

--------------------------------------------------------------------------------


                                    SUNTRUST
                                      AND
                                    CRESTAR

                   A PRE-EMINENT PARTNERSHIP IN THE SOUTHEAST

                                 July 20, 1998


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
FORWARD-LOOKING INFORMATION
--------------------------------------------------------------------------------



This presentation contains estimates of future operating results for 1998, 1999 and 2000 for both SunTrust and Crestar on a stand-alone and pro forma combined basis, as well as estimates of financial condition, operating efficiencies and revenue creation on a combined basis. These estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting each Company's operations, pricing, products and services.

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                                        2

OVERVIEW - CONTINUATION OF TRADITION
--------------------------------------------------------------------------------



- Consistent with SunTrust philosophy

  - Accretive to earnings in first year

  - Quality organization with leading market positions

  - Proven management team

  - Strong and growing markets

  - Accelerates growth prospects - Maintains consistency of earnings


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                                       3

------------------------------------------------------------------------------














                              TRANSACTION SUMMARY













------------------------------------------------------------------------------

TRANSACTION SUMMARY
------------------------------------------------------------------------------




Fixed Exchange Ratio:               0.96 SunTrust share for each Crestar share

Implied Price Per Crestar Share:(a) $83.94

Indicated Transaction Value:(a)     $9.5 billion

Terms:                              19.9% option granted to SunTrust,
                                    9.9% option granted to Crestar

Structure:                          Pooling-of-interests; tax-free exchange

Due Diligence:                      Completed, including Y2K review

Closing:                            Expected late 4th quarter 1998

Key Closing Conditions:             SunTrust and Crestar shareholder
                                    approvals; customary regulatory approvals

(a) Based on SunTrust's closing stock price of $87.44 as of July 17, 1998 and
    113.5 million fully diluted Crestar shares

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                                       5

FINANCIAL SUMMARY
------------------------------------------------------------------------------



- Accretive to SunTrust's EPS by 3.6% in 1999 and by 4.4% in 2000

- IRR of 16%

- Conservative and realizable assumptions:
  - Cost savings of $130 million - 17% of Crestar's core expenses
  - Incremental income opportunities in core businesses
  - Additional income from capital management strategies

- Restructuring charges - $200 million (pretax)

- Accounting and reserve alignments - $50 million (pretax)

- Earnings growth increases to 12% from 11% (analyst estimates)


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                                       6

CREATES A POWERFUL COMBINATION
-------------------------------------------------------------------------------


                                                                                PRO FORMA
  (Dollars in Millions)                         SUNTRUST(a)     CRESTAR(a)       COMBINED
                                                -----------     ----------     ------------
  Market Capitalization(a)                        $18,249         $7,182         $25,431

  Assets(b)                                        61,393         26,161          87,554

  Deposits(b)                                      36,983         17,870          54,853

  Loans(b)                                         41,647         15,951          57,598(c)

  Realized Shareholders' Equity(b)                  3,292          2,206           5,498

  Total Shareholders' Equity(b)                     5,912          2,206           8,118(c)

  # of Banking Offices                                697            396           1,093

  States Served                                         4              3(d)            7

(a) Based on closing stock prices as of July 17, 1998
(b) As of June 30, 1998
(c) Excludes restructuring charges
(d) Includes District of Columbia
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                                       7

SOUTHEAST POSITION - EXPANDED FOOTPRINT
-------------------------------------------------------------------------------


                    Maryland                     District of Columbia
                      #3                               #5


                                                     Virginia
    Tennessee                                           #2
       #4



                Alabama                             Georgia
                                                       #2

                                                    Florida
                                                       #3

   - SunTrust Branch      (Map of Maryland, District of Columbia, Virginia,
   - Crestar Branch        Tennessee, Alabama, Georgia & Florida listing
                           SunTrust & Crestar Branch Locations)

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                                       8

RANK BY STATE - BALANCED AND LEADING
MARKET PRESENCE
-------------------------------------------------------------------------------


                                                                      PRO FORMA
                                                --------------------------------------------------------
  (Dollars in Millions)                         DEPOSITS(a)     BRANCHES       MARKET SHARE(a)   RANK(a)
                                                -----------     ----------     ---------------   -------
  Georgia                                         $10,266           212            12.6%            2

  Virginia                                         10,090           239            11.9             2

  Florida                                          18,454           367            10.1             3

  Maryland                                          5,229           129             8.6             3

  Tennessee                                         5,653           118             9.3             4

  District of Columbia                                923            28            12.7             5

     Greater Washington(b)                          8,200           185            15.3             1

(a) Source: SNL Database
(b) Includes $3.8 billion of deposits located in Virginia and $3.5 billion of deposits located in Maryland
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                                       9

CREATING SHAREHOLDER VALUE
------------------------------------------------------------------------------


                                                                CONTRIBUTION%
                                                         ---------------------------
(Dollars in Millions)                     PRO FORMA         SUNTRUST      CRESTAR
                                       ---------------   -------------  ------------
BALANCE SHEET ITEMS(A)
     Total Assets                            $87,554            70%           30%
     Total Shareholders' Equity                8,118            73            27
     Total Tangible Equity                     7,480            73            27
     Realized Shareholders' Equity             5,498            60            40
NET INCOME
     LTM Net Income                          $ 1,041            68            32
     1998E Net Income(b)                       1,085            68            32
     1999E Net Income(b)                       1,175            67            33
     1999E Net Income with Synergies(c)        1,323            63            37
OWNERSHIP (SHARES IN MILLIONS)
     FD Shares Outstanding
          Including Share Reissue              321.4            66            34

(a) As of June 30, 1998
(b) Based on IBES median estimates
(c) Assumes fully phased-in synergies
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                                       10

IMPLIED TRANSACTION MULTIPLES
------------------------------------------------------------------------------



Multiple of Transaction Price Per Share To:



     LTM EPS                        28.3X
     1998E EPS(a)                   27.1
     1999E EPA(a)                   24.7
     Book Value Per Share           4.27


(a) Based on SunTrust's closing stock price of $87.44 as of July 17, 1998 and IBES median estimates

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                                       11

POWER OF A PREMIUM MULTIPLE
------------------------------------------------------------------------------


                                                 TRANSACTION MULTIPLE
                                                AS % OF BUYER'S P/E(A)
                                             ---------------------------
          BUYER               SELLER         CURRENT YEAR  FORWARD YEAR
----------------------  ------------------   ------------- -------------
------------------------------------------------------------------------
SUNTRUST                 CRESTAR                 108%          110%
------------------------------------------------------------------------
MARKET EXTENSION
     Star Banc           Firstar                  97           107
     Regions             First Commercial        137           139
     First American      Deposit Guaranty        127           125
     National City       First of America        133           136

SOUTHEAST
     NationsBank         Barnett                 153           167
     First Union         Signet                  163           153
     Wachovia            Central Fidelity        122           122

(a) Based on IBES median estimates

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                                       12

--------------------------------------------------------------------------------

                             REASONS FOR THE MERGER

--------------------------------------------------------------------------------

STRATEGIC RATIONALE
--------------------------------------------------------------------------------


- Creation of a premier financial services franchise
   - Leading market positions in 5 Southeastern States
   - Premier platform in fastest growing Southeaster markets
   - Emphasis on rapid growth fee businesses
   - 8th largest U.S. banking company in market capitalization and 10th largest in assets

- Combination with preferred partner
   - Similar market economies
   - Comparable customer demographics
   - Compatible management styles

- Balance mix of consumer and corporate customers

- Established record of strong credit culture

- Excellent combined management team

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                                       14

FEE-BASED BUSINESSES - LARGE & GROWING(A)
--------------------------------------------------------------------------------


(Dollars in Billions)                    SUNTRUST      CRESTAR    COMBINED
                                         --------      -------    --------

Fee Income/Total Revenue                    37%          33%         36%

Assets under Administration               $100          $41        $141

Assets under Management                     70           18          88

Mutual Fund Assets                          12            5          17

Mortgage Loan Originations(b)              6.5          9.5          16

Mortgage Servicing Portfolio                18           14          32



(a) As of or for the quarter ended June 30, 1998
(b) Projected for full year 1998
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                                       15

BALANCED LOAN PORTFOLIO
------------------------------------------------------------------------------

(Dollars in Millions)
                                      SUNTRUST(a)        CRESTAR(b)
                                      -----------        ----------
Business Loans:
  Commercial                            $16,198           $ 5,136
  Real Estate -
    Construction                          1,452               403
    Other                                 4,821             1,176

Consumer Loans:
  Installment                             4,615             5,386
  Bank Card                                 983               507
  Real Estate -
    Mortgage                             13,195             3,343
                                        -------           -------
      TOTAL                             $41,264           $15,951

(a) As of March 31, 1998
(b) As of June 30, 1998
------------------------------------------------------------------------------

STRONG CORE DEPOSIT MIX
------------------------------------------------------------------------------

(Dollars in Millions)
                                               SUNTRUST(a)        CRESTAR(b)
                                               -----------        ----------
Demand Deposits                                  $ 7,902            $ 3,766
Interest-Bearing Demand Deposits                  10,909              6,919
Regular Savings Deposits                           5,239              1,397
Domestic Time Deposits                             6,878              3,920
CD $100,000 and Over                               5,388              1,868
                                                 -------            -------
  TOTAL DEPOSITS                                 $36,316            $17,870

------------------------------------------------------------------------------
(a) Average for the quarter ended March 31, 1998
(b) As of June 30, 1998

------------------------------------------------------------------------------








                                    CRESTAR

                                  MARKET REACH








------------------------------------------------------------------------------

THE CRESTAR FRANCHISE
--------------------------------------------------------------------------------



-    $26 billion bank holding company

-    396 banking offices and 684 ATMs in Virginia, Maryland and
     Washington, D.C.

-    1.2+ million households

-    72,000 small business relationships

-    Baltimore/Washington - 4th largest consolidated MSA

-    Greater Washington region - highest per capita income in the nation

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                                   19

MARKET SHARE LEADERSHIP
--------------------------------------------------------------------------------



-    Significant Commercial Banking Position
     - 52% penetration in Virginia of companies with over $50M sales
     - 35% penetration in Virginia of companies with $5-50M sales

-    Trust & Investment Management
     - $41 billion in assets ($18 billion under management)
     - #2 in region

-    Crestar Mortgage
     - #1 in Virginia/#26 nationally
     - $9.5 billion in projected 1998 originations

-    Student Lending
     - Ranked in top 25 nationally
     - #1 in Virginia, #6 in California

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                                  20

SOLID FINANCIAL PERFORMANCE
------------------------------------------------------------------------------


                                 '93        '94        '95        '96        '97
EPS GROWTH(a)
  11% CAGR                      $1.84      $2.24      $2.40      $2.33      $2.77

EFFICIENCY RATIO (%)(a)          66.4       65.1       60.8       58.4       54.5


(a) Originally reported, excluding merger related charges

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                                       21

SOLID FINANCIAL PERFORMANCE
------------------------------------------------------------------------------


                                 '93        '94        '95        '96        '97
ROA (%)(a)                      1.12       1.24       1.26       1.21       1.42

ROE (%)(a)                      13.9       15.4       15.0       14.7       16.5


(a) Originally reported, excluding merger related charges

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                                       22

------------------------------------------------------------------------------







                                   PRO FORMA

                                FINANCIAL IMPACT







------------------------------------------------------------------------------

Pro Forma Combined Earnings
------------------------------------------------------------------------------

(Dollars in Millions, Except Per Share Data)

                                                    1999         2000
                                                   ------       ------
Net Income(a)
  SunTrust Projected                               $  792       $  853
  Crestar Projected                                   383          413
                                                   ------       ------
    Pro Forma Combined                              1,175        1,266
                                                   ------       ------
Adjustments (after tax)
  Cost Savings                                         62           86
  Incremental Income                                   13           18
  Capital Management                                   48           83
                                                   ------       ------
Pro Forma Earnings                                 $1,298       $1,453
                                                   ======       ======
Pro Forma EPS(b)                                   $ 4.04       $ 4.52
Stand alone EPS                                      3.90         4.33
Accretion                                             3.6%         4.4%

(a) Based on IBES median estimates for both companies; Does NOT constitute management forecasts; Excludes merger related changes
(b) Based on 321.4 million pro forma fully diluted shares

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                                       24

COST SAVINGS -
CONSERVATIVE AND READILY ATTAINABLE
------------------------------------------------------------------------------

(Dollars in Millions)

Business Line Optimization                            $ 30
System and Operations                                   50
G&A/Other                                               50
                                                      ----
  TOTAL                                               $130
                                                      ====


Note: Pretax based on 1999 fully phased-in cost savings


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                                       25

MERGER RELATED CHARGES
------------------------------------------------------------------------------

(Dollars in Millions)

Conversion Costs
  - Bank Operations & Data Processing                 $ 45
  - Other Operations                                    20
                                                      ----
      Total                                             65

Severance/Retention                                    100
Accounting & Reserve Alignments                         50
Transaction-Related Costs                               35
                                                      ----

      TOTAL (PRETAX)                                  $250
                                                      ====



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                                       26

                     ATTRACTIVE COMBINED PERFORMANCE RATIOS
-------------------------------------------------------------------------------

                                            Q2 1998 ANNUALIZED
                             ------------------------------------------------
                                                                  PHASED-IN
                                SUNTRUST         CRESTAR           COMBINED
                             -------------     -----------      -------------
ROA                              1.32%(a)          1.39%            1.48%

ROE                             21.9  (a)         16.5             21.8

Net Interest Margin              3.96              4.06             4.00

Efficiency Ratio                60.24             53.63            56.19


(a) Excluding returns attributable to ownership of Coca-Cola stock
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                                      27

SUMMARY -
TRADITION OF SHAREHOLDER VALUE
-------------------------------------------------------------------------------

-     Creates pre-eminent partnership in the Southeast

-     Accretive to SunTrust's EPS in first full year

-     Accelerates growth prospects

-     Maintains earnings consistency

-     Quality organization with proven management team

-     Leading positions in attractive markets





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                                      28

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                                    APPENDIX













-------------------------------------------------------------------------------

STRONG COMBINED BALANCE SHEET
-------------------------------------------------------------------------------

  (Dollars in Millions)                         SUNTRUST(a)     CRESTAR(a)     PRO FORMA(b)
                                                -----------     ----------     ------------

  Gross Loans                                     $41,647        $15,951         $57,598

  Loan Loss Reserve                                  (763)          (246)         (1,009)

  Other Assets                                     20,509         10,456          30,965
                                                  -------        -------         -------
     Total Assets                                 $61,393        $26,161         $87,554
                                                  =======        =======         =======

  Deposits                                        $36,983        $17,870         $54,853

  Other Liabilities                                18,498          6,085          24,583
                                                  -------        -------         -------

     Total Liabilities                             55,481         23,955          79,436

  Shareholders's Equity                             5,912          2,206           8,118
                                                  -------        -------         -------

     Total Liabilities & Shareholders' Equity     $61,393        $26,161         $87,554
                                                  =======        =======         =======

(a) As of June 30, 1998
(b) Before transaction effects
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                                       30

CONSERVATIVE CAPITAL RATIOS
-------------------------------------------------------------------------------


  (Dollars in Millions,                                                 PRO
  Except Per Share Data)                   SUNTRUST(a)   CRESTAR(a)   FORMA(b)
                                           -----------   ----------   --------
  Total Shareholders' Equity                 $5,912        $2,206      $8,118

  Book Value                                 $28.32        $19.65      $25.65

  Tangible Book Value                        $26.23        $17.88      $23.64

  Total Equity/Total Assets                    9.63%         8.43%       9.27%

  Tangible Equity/Tangible Assets              8.98%         7.73%       8.61%



(a) As of June 30, 1998
(b) Before transaction effects
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                                       31

SUPERIOR CREDIT QUALITY
-------------------------------------------------------------------------------

                                                                        PRO
                                          SUNTRUST(a)   CRESTAR(a)    FORMA(b)
                                          -----------   ----------    --------
  Reserves/Gross Loans                        1.83%       1.54%         1.75%

  Net Charge-offs/Average Loans(c)            0.28        0.54          0.36

  Non-Accrual Loans/Gross Loans               0.33        0.37          0.34

  Non-Performing Assets/Gross                 0.39        0.48          0.42
     Loans & OREO

  Reserves/Non-Performing Loans                558         415           515




(a) As of June 30, 1998
(b) Before transactions effects
(c) 2nd quarter 1998 net charge-offs, annualized
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                                      32

POWERFUL SOUTHEAST MARKET PRESENCE
--------------------------------------------------------------------------------

(Dollars in millions)

                       MARYLAND
    --------------------------------------------
       INSTITUTION    BRANCHES    TOTAL   SHARE
    ----------------  --------   ------- -------
1   NationsBank          210     $ 9,355   17.0
2   First Maryland       144       5,938   10.8
------------------------------------------------
3   SunTrust/Crestar     136       5,229    9.5
------------------------------------------------
4   Mercantile           153       5,144    9.3
5   First Union          129       4,173    7.6
    Total              1,641     $55,102



                     TENNESSEE
    --------------------------------------------
      INSTITUTION     BRANCHES   TOTAL    SHARE
    ----------------  --------   -----   -------
1   First Tennessee      160     $ 8,723   14.4
2   First American       195       8,309   13.7
3   Union Planters       193       6,739   11.1
------------------------------------------------
4   SunTrust/Crestar     141       5,653    9.3
------------------------------------------------
5   NationsBank          111       4,544    7.5
    Total              1,786     $60,766




               DISTRICT OF COLUMBIA
    -------------------------------------------
     INSTITUTION      BRANCHES   TOTAL   SHARE
    ----------------  --------  ------- -------
1   Riggs National        35     $ 2,884   28.4
2   First Union           39       1,840   18.1
3   NationsBank           32       1,837   18.1
4   Citigroup             15         924    9.1
------------------------------------------------
5   SunTrust/Crestar      29         923    9.1
------------------------------------------------
    Total                208     $10,160



                      VIRGINIA
    --------------------------------------------
      INSTITUTION     BRANCHES    TOTAL   SHARE
    ----------------  --------    -----  -------
1   First Union          252     $13,100   17.2
------------------------------------------------
2   SunTrust/Crestar     242      10,090   13.3
------------------------------------------------
3   NationsBank          201      10,043   13.2
4   Wachovia             325       9,613   12.6
5   First Virginia       307       6,171    8.1
    Total              2,400     $76,118

Source: SNL Securities
--------------------------------------------------------------------------------

Powerful Southeast Market Presence
--------------------------------------------------------------------------------

(Dollars in millions)

                                          GEORGIA
         ---------------------------------------------------------------
         INSTITUTION             BRANCHES          TOTAL           SHARE
         -----------             --------         -------          -----
1        NationsBank                 279          $14,050           17.2
------------------------------------------------------------------------
2        SunTrust/Crestar            219           10,266           12.6
------------------------------------------------------------------------
3        Wachovia                    120            8,612           10.5
4        First Union                 122            7,573            9.3
5        Synovus Financial           127            4,711            5.8
         Total                     2,052          $81,697


                                          FLORIDA
         ---------------------------------------------------------------
         INSTITUTION             BRANCHES          TOTAL           SHARE
         -----------             --------        --------          -----
1        NationsBank               1,022         $ 52,794           28.8
2        First Union                 554           29,752           16.2
------------------------------------------------------------------------
3        SunTrust/Crestar            380           18,454           10.1
------------------------------------------------------------------------
4        SouthTrust                  275           10,042            5.5
5        Washington Mutual           120            7,031            3.8
         Total                     4,233         $183,620


                                          ALABAMA
         ---------------------------------------------------------------
         INSTITUTION             BRANCHES          TOTAL           SHARE
         -----------             --------         -------          -----
1        Regions Financial           194          $ 8,971           19.0
2        SouthTrust                  174            7,434           15.8
3        AmSouth Bancorp             126            6,709           14.2
4        Compass Bancshares           89            4,208            8.9
5        Colonial Bancgroup          128            3,276            7.0
------------------------------------------------------------------------
15       SunTrust/Crestar              9              306            0.7
------------------------------------------------------------------------
         Total                     1,371          $47,150



Source: SNL Securities
--------------------------------------------------------------------------------

                                       34